UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2023

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive

Chicago, Illinois 60606-7147

(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 3, 2023, GATX Corporation (the “Company”) delivered an extension notice (the “Extension Notice”) to Citibank, N.A. (“Citibank”) as administrative agent of the Company’s Five Year Revolving Credit Agreement, dated May 21, 2021 (as amended, the “Credit Agreement”), among the Company, Citibank, N.A. and BofA Securities, Inc., as joint lead arrangers and joint book managers, the lenders party thereto, and Citibank, N.A., as administrative agent.

Pursuant to Section 2.19(a) of the Credit Agreement, the Company requested that Citibank and the lenders party to the Credit Agreement extend the termination date of the Credit Agreement from May 21, 2027 to May 21, 2028 (the lenders that so extend the termination date, the “Extending Lenders”). On May 19, 2023, Citibank confirmed receipt of the Extension Notice by all lenders and that the Extending Lenders have agreed that $564,705,882 of the total $600,000,000 facility under the Credit Agreement has been extended by one year to May 21, 2028.

All other terms of the Credit Agreement remain unchanged. For a description of the Credit Agreement, see the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 27, 2021 and the Company’s Current Report on Form 8-K filed with the Commission on May 26, 2022.

A copy of the Extension Notice is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Extension Notice dated May 3, 2023, to Citibank N.A. as administrative agent of the Company’s Five Year Revolving Credit Agreement, dated May 21, 2021, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer

May 24, 2023